UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2009

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-514-0186

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2009, Schweitzer-Mauduit International, Inc. issued a Press Release announcing earnings for the first quarter ended March 31, 2009. The earnings release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filings.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release, dated May 7, 2009, of Schweitzer-Mauduit International, Inc., announcing earnings for the fiscal quarter ended March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:	/s/ Peter J. Thompson

Peter J. Thompson Treasurer, Chief Financial and Strategic Planning Officer

Dated: May 7, 2009

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
Dated May 7, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated May 7, 2009, of Schweitzer-Mauduit International, Inc., announcing earnings for the fiscal quarter ended March 31, 2009.